                                                                     EXHIBIT 1.1




                           SOUTHERNBANK HOLDINGS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                             _______________, 2000


WACHOVIA SECURITIES, INC.
         As representative of the several
         Underwriters named in Schedule I hereto, c/o Wachovia Securities, Inc.
         IJL Financial Center
         201 North Tryon Street
         Charlotte, North Carolina 28202

Ladies and Gentlemen:

         Subject to the terms and conditions stated herein, SouthernBank Holdings, Inc., a Georgia corporation (the "Company") and proposed holding company for SouthernBank, N.A., a national banking association in organization (the "Bank"), proposes to issue and sell to the underwriters named in Schedule I hereto (collectively, the "Underwriters") an aggregate of 1,250,000 shares of common stock, $1.00 par value per share (the "Common Stock"), of the Company (the "Firm Shares"), and, at the election of the Underwriters, to sell to the Underwriters up to 187,500 additional shares of Common Stock (the "Optional Shares") solely to cover over-allotments, if any (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares").

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with each of the Underwriters that:

                  (a) A registration statement on Form SB-2 (File No. 333-32786) with respect to the Shares, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). The registration statement and any amendments thereto, including any post-effective amendments, have been declared effective by the Commission in such form and copies of each of those items have been delivered by the Company to you. No other document with respect to the registration statement or any post effective amendment thereto has been filed with the Commission. No stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. Any preliminary prospectus included in the registration statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations of the Commission under the Securities Act (the "Rules and Regulations"), is herein called a "Preliminary Prospectus." The various parts of such registration statement, including the prospectus, Part II, all financial schedules and exhibits thereto, and including the information contained in the form of any final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective, as amended at the time such part became effective, are herein called collectively the "Registration Statement." The final prospectus, in the form first filed pursuant to Rule 424(b) or as included in the Registration Statement at the time it is declared effective if no Rule 424(b) filing is required, is herein called the "Prospectus."

                  (b) No order preventing or suspending the use of any Prospectus, including any Preliminary Prospectus, has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                  (c) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the requirements applicable to it under the Securities Act and the Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act, and the Rules and Regulations and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Wachovia Securities, Inc. (the "Representative") expressly for use therein. When the Registration Statement or any amendment thereto was declared effective, and at each Time of Delivery (as hereinafter defined), it
         (i) contained all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the

         Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The descriptions in the Registration Statement and the Prospectus of statutes, rules, regulations, legal and governmental proceedings or contracts and other documents that are required to be so described are accurate and fairly present the information required to be shown. In addition, there are no statutes, rules, regulations or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (e) The Company has been duly incorporated, is validly existing as a corporation under the laws of the State of Georgia and has full power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Bank is a national banking association in organization under the laws of the United States of America and, upon the issuance of a charter by the Office of the Comptroller of the Currency (the "OCC"), will have full power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority to enter into this Agreement and to perform its obligations hereunder. Neither the Company nor the Bank is required to be qualified to transact business as a foreign corporation under the laws of any other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, general affairs, management, business or prospects of the Company and the Bank.

                  (f) The capitalization of the Company is as disclosed under the caption "Capitalization" in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the capital stock under the caption "Description of Our Capital Stock" contained in the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive or similar rights, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiary) has any preemptive or other rights to subscribe for any of the Shares. None of the shares of capital stock of the Bank has been issued.

                  (g) Upon the issuance of a charter by the OCC and the payment for the capital stock of the Bank, all of the issued shares of the Bank will be duly authorized and validly issued, fully paid, and, except as may be applicable under the National Bank Act, nonassessable and will be owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. The Company has made application:

                           (i) to the Board of Governors of the Federal Reserve
                  System and the Georgia Department of Banking and Finance for approval to become a bank holding company and to acquire all of the shares of the Bank;

                           (ii) to the OCC, to charter a national bank; and

                           (iii) to the Federal Deposit Insurance Corporation
                  for Federal Deposit Insurance for deposits of the Bank (collectively, the "Regulatory Approvals").

                  The Company and the Bank have obtained or have filed for all other material licenses, consents and approvals, and have satisfied or have taken all action required at this time to satisfy all material eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case applicable to the conduct of the business in which they are engaged or are contemplated to be engaged as described in the Registration Statement. With respect to the Regulatory Approvals, as well as all other material licenses, consents and approvals, and any other similar requirements that the Company or the Bank does not have at this time:

                           (i) all applications therefor are complete and
                  accurate;

                           (ii) each has been filed with the appropriate
                  regulatory authorities; and

                           (iii) the Company knows of no reason why the
                  Regulatory Approvals will not be received or satisfied prior to the time the same are required.

         Other than the Bank, the Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, joint venture or other association.

                  (h) Except as disclosed in the Prospectus, there are no outstanding:

                           (i) securities or obligations of the Company or the
                  Bank convertible into or exchangeable for any capital stock of the Company or the Bank;

                           (ii) warrants, rights or options to subscribe for or
                  purchase from the Company or the Bank any such capital stock or any such convertible or exchangeable securities or obligations; or

                           (iii) obligations of the Company or the Bank to issue
                  any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (i) Since the date as of which information is given in the Prospectus, neither the Company nor the Bank has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                  (j) Since the date as of which information is given in the
         Prospectus:

                           (i) neither the Company nor the Bank has incurred any
                  liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and the Bank;

                           (ii) the Company has not purchased any of its
                  outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock;

                           (iii) there has not been any change in the capital
                  stock, long-term debt or short-term debt of the Company or the Bank (except with respect to such changes in the balance due under any lines of credit described in the Prospectus); and

                           (iv) there has not been any material adverse change,
                  or any development involving a prospective material adverse change, in or affecting the financial position, general affairs, management, business or prospects of the Company and the Bank, in each case other than as disclosed in or contemplated by the Prospectus.

                  (k) The consolidated financial statements of the Company, together with related notes and schedules as set forth in the Registration Statement, conform to the requirements of the Securities Act and the Rules and Regulations. Such financial statements fairly present the consolidated financial position of the Company at the respective dates indicated in accordance with generally accepted accounting principles applied on a consistent basis for the periods indicated. The Company and the Bank have no material contingent obligations that are not disclosed in the Company's financial statements, which are included in the Registration Statement. Mauldin & Jenkins, LLC, whose report is included in the Registration Statement, are independent certified public accountants as required by the Securities Act and the Rules and Regulations.

                  (l) The Shares to be sold by the Company hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus. All corporate action required to be taken for the authorization, issuance and sale of the Shares has been validly taken. The Underwriters will receive good and marketable title to the Shares to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever. The certificates evidencing the Shares will be in due and proper form and will comply with all applicable legal requirements.

                  (m) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (n) Neither the Company nor the Bank is, or (with or without the giving of notice or passage of time or both) would be:

                           (i) in violation of its Articles of Incorporation or
                  Articles of Association (as the case may be), Bylaws or other governing instruments; or

                           (ii) in default under any indenture, mortgage, deed
                  of trust, loan agreement, lease or other agreement or instrument to which the Company or the Bank is a party or to which any of their respective properties or assets are subject, except where such default would not have a material adverse effect on either the Company or the Bank.

                  (o) The issue and sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or the Bank is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Articles of Association (as the case may be), Bylaws or other governing instruments of the Company or the Bank, or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their respective properties or assets.

                  (p) The Company and the Bank have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely interfere with the operations of the Company and the Bank. Any real property and buildings held under lease by the Company or the Bank are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the operations of the Company or the Bank.

                  (q) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body or third party is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except:

                           (i) the registration of the Shares under the
                  Securities Act and such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters; and

                           (ii) as required in connection with the Regulatory
                  Approvals.

                  (r) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the knowledge of any director or executive officer of the Company, threatened (or any reasonable basis therefor) in which the Company or the Bank is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or the Bank, would individually or in the aggregate have a material adverse effect on the financial position, general affairs, management, business or prospects of the Company and the Bank.

                  (s) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                  (t) Neither the Company nor any of its organizers, officers, directors or affiliates has:

                           (i) taken, directly or indirectly, any action
                  designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; or

                           (ii) since the filing of the Registration Statement
                  (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (u) None of the Company, the Bank, nor, to the knowledge of the Company, any organizer, director or executive officer, agent, employee or other person acting on behalf of the Company or the Bank has:

                           (i) used or authorized the use of, any corporate or
                  other funds for unlawful payments, or contributions;

                           (ii) made unlawful expenditures relating to political
                  activity to government officials; or

                           (iii) established or maintained any unlawful or
                  unrecorded funds in violation of any federal, state, or local law or regulation, including Section 30A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         None of the Company, the Bank, nor, to the knowledge of the Company, any organizer, director or executive officer of the Company or the Bank has accepted or received any unlawful contributions or payments.

                  (v) The Company has obtained for the benefit of the Company and the Underwriters from each of its organizers, directors and executive officers a written agreement (the "Lockup Agreements") that for a period of 180 days from the date of the Prospectus such organizer, director or officer will not, without your prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of the Common Stock or securities convertible into, or exercisable or exchangeable for, shares of the Common Stock.

                  (w) The Bank, upon the issuance of a charter by the OCC, will not be prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on the Bank's capital stock, from repaying to the Company any loans or advances to the Bank or from transferring the Bank's property or assets to the Company, except as prohibited by federal or state regulations as disclosed in the Prospectus.

                  (x) The Company and the Bank have filed all material foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and government charges that are due and payable. No deficiency with respect to any such return has been assessed or proposed in any material respects. All tax liabilities have been adequately provided for in the financial statements of the Company.

                  (y) The Company is not, nor will it become as a result of transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.


         2. PURCHASE AND SALE OF SHARES.

                  (a) Subject to the terms and conditions herein set forth:

                      (i) the Company agrees to issue and sell to each of the
             Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company the number of Firm Shares set opposite the name of such Underwriter in Schedule 1 hereto, at the following purchase prices:

                          (A) with respect to the Firm Shares not purchased by
                 the Company's organizers and executive officers, as described in (B) below, at a purchase price of $9.25 per share; and

                          (B) with respect to the Firm Shares purchased by the
                 Company's organizers and executive officers, but only up to a maximum of 375,000 Firm Shares, at a purchase price of $9.65 per share;

                      (ii) in the event and to the extent that the Underwriters
             shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $9.25 per share, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

                  (b) The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to 187,500 Optional Shares, at the purchase price of $9.25 per share for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which the Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

         3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representative may request upon at least 48 hours prior notice to the Company, shall be delivered by or on behalf of the Company to you for your account against payment by you of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company. The closing of the sale and purchase of the Shares shall be held at the offices of Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Atlanta, Georgia time, on the 3rd (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m., Washington, D.C. time, on the 4th) full business day after the execution of this Agreement or at such other legally permissible time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Atlanta, Georgia time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of the Optional Shares, or at such other time and date as you and the Company may agree upon in writing as provided in Section 2 herein. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at your office at the address set forth above or such other location designated by you to the Company. If the Representative so elects, delivery of the Firm Shares and the Optional Shares, if any, may be made by credit through full fast transfer to the accounts at the Depositary Trust Company designated by the Representative.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the
Underwriters:

                  (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to and in accordance with Rule 430A and subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the date on which the Prospectus is first used after the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rules 430A or 424(b).

                  (b) The Company will not file with the Commission the Prospectus or any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representative or counsel for the Representative, the Company will promptly prepare and file with the Commission, in accordance with the Rules and Regulations, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representative of each such filing or effectiveness.

                  (c) The Company will advise you promptly after receiving notice or obtaining knowledge of:

                           (i) the issuance by the Commission of any stop order
                  suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto;

                           (ii) the suspension of the qualification of the
                  Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose; or

                           (iii) any request made by the Commission or any
                  securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information.

         The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (d) If during the period in which a prospectus is required by law to be delivered by the Underwriters or dealers, any events shall have occurred as a result of which, in the judgment of the Company or the opinion of the Underwriters, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Securities Act or the Rules and Regulations or any law, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission and any state or other governmental securities commissions in jurisdictions where the Shares have been sold by the Underwriters, an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each of the Underwriters and to any dealer in securities, as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (e) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise the Representative promptly in writing.

                  (f) The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of the Preliminary Prospectus as the Representative may reasonably request. The Company will deliver to, or upon the order of, the Representative, during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request. The Company will deliver to the Representative at or before the Time of Delivery, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration

         Statement (including such number of copies of the exhibits filed therewith that may be reasonably requested), and of all amendments thereto, as the Representative may reasonably request.

                  (g) The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and the Company agrees to keep the Common Stock registered pursuant to the Exchange Act for at least five years after the date hereof. The Company shall also file with foreign, state and other governmental securities commissions in jurisdictions where the Shares have been sold by the Underwriters such reports as are required to be filed by the securities acts and the regulations of those jurisdictions.

                  (h) As soon as practicable, but in any event not later than the last day of the 13th month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement (which need not be audited) in reasonable detail covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, complying with Section 11(a) of the Securities Act and the Rules and Regulations and will advise you in writing when such statement has been so made available.

                  (i) The Company will, for a period of five years from the Time of Delivery, deliver to the Representative copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with the NASD or any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Securities Act or the Exchange Act. The Company will deliver to the Representative similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                  (j) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of the Common Stock or securities convertible into, exercisable or exchangeable for, shares of the Common Stock, except as provided in Section 2 and except as described in the Prospectus.

                  (k) Neither the Company nor any of its organizers, officers, directors or affiliates will:

                           (i) take, directly or indirectly, prior to the
                  closing of the purchase and sale of the Shares, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares;

                           (ii) sell, bid for, purchase or pay anyone any
                  compensation for soliciting purchases of, the Shares; or

                           (iii) pay or agree to pay to any person any
                  compensation for soliciting another to purchase any other securities of the Company.

                  (l) The Company will apply the net proceeds from the offering in the manner set forth under the heading "Use of Proceeds" in the Prospectus, including the payment of the full amount required for the capitalization of the Bank, and will timely report such use of proceeds pursuant to Item 701 of Regulation S-B or S-K in its periodic reports filed pursuant to Section 13(a) and 15(d) of the Exchange Act in accordance with Rule 463 of the Securities Act or any successor provision.

                  (m) If at any time during the 60-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (n) The Company will cause the Shares to be quoted on the Nasdaq OTC Bulletin Board (or a stock exchange acceptable to the Representative) at each Time of Delivery and for at least three years from the date hereof.

         6. EXPENSES. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including without limitation all costs and expenses incident to:

                  (a) The fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda;

                  (b) The delivery of copies of the foregoing documents to the Underwriters;

                  (c) The filing fees of the Commission and the NASD relating to the Shares;

                  (d) The preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees;

                  (e) The qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto;

                  (f) Any expenses of listing the Shares on the Nasdaq OTC Bulletin Board (or such stock exchange as the Shares may be listed);

                  (g) Any expenses for travel, lodging and meals incurred by the Company and any of its organizers, officers, directors and employees in connection with any meetings with prospective investors in the Shares.

         It is understood, however, that, except as provided in this Section 6,
         Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel (other than those related to qualification of the Shares for offering and sale under state securities or blue sky laws), stock transfer taxes on resale of any Shares by them, and their advertising expenses related to the offer and sale of the Shares.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions precedent:

                  (a) The Registration Statement as amended to date shall have become effective prior to the execution of this Agreement or at such later date and/or time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representative, contemplated by the Commission. All requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                  (b) Powell, Goldstein, Frazer & Murphy LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably require and which are customary, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (c) You shall have received an opinion, dated such Time of Delivery, of Troutman Sanders LLP, counsel for the Company in form and substance satisfactory to you and your counsel, to the effect that:

                           (i) The Company has been duly incorporated, is
                  validly existing as a corporation under the laws of the State of Georgia and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation where required and where failure to so qualify would have a material adverse effect on the Company.

                           (ii) The Company has received evidence of the receipt
                  of each of the Regulatory Approvals.

                           (iii) The Bank is a national banking association in
                  organization under the laws of the United States of America and, upon the issuance of a charter by the OCC, will have the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus.

                           (iv) The Company's authorized, issued and outstanding
                  capital stock is as disclosed under the caption
                  "Capitalization" in the Prospectus. None of the issued shares has been issued in violation of or subject to any preemptive rights provided for by law, agreement or the Company's Articles of Incorporation or Bylaws.

                           (v) Upon the issuance of a charter by the OCC, the
                  shares of capital stock of the Bank will be issued only to the Company free and clear of any liens, claims or encumbrances of any kind, and the Bank will become a wholly owned subsidiary of the Company.

                           (vi) The Shares to be sold by the Company have been
                  duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus. The Underwriters will receive valid title to the Shares to be issued and delivered by the Company pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions, shareholders' agreements and voting trusts whatsoever.

                           (vii) To the knowledge of such counsel, the Company
                  does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any capital stock, and there are no preemptive rights or other rights to subscribe for or purchase any capital stock of the Company, or any restriction upon the transfer of, the Shares pursuant to the Company's Articles of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party or by which it may be bound, except as described in the Prospectus. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any of the Common Stock or any other securities of the Company.

                           (viii) The issue and sale of the Shares being issued
                  at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under any document or agreement which is an Exhibit to the Registration Statement, or violate any provision of the Articles of Incorporation, Articles of Association, Bylaws or other governing instruments of the Company or the Bank as the case may be, or any statute, rule or regulation or, to such counsel's knowledge after diligent inquiry, any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their respective properties or assets.

                           (ix) No consent, approval, authorization or order
                  from, or registration, qualification or filing with, any governmental agency or body or third party is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except (A) the registration of the Shares under the Securities Act and such as may be required by the NASD and under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters, and (B) as required in connection with the Regulatory Approvals.

                           (x) This Agreement has been duly authorized, executed
                  and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws and further subject to 12 U.S.C.ss.1818(b)(6)(D) and similar bank regulatory powers and to the application of the public policy underlying such laws.

                           (xi) The Company and the Bank have obtained or have
                  filed for all licenses, consents and approvals, and have satisfied or have taken all action required at this time to satisfy all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case necessary for the conduct of the business in which they are engaged or are contemplated to be engaged as described in the Prospectus (except where the failure to have any such licenses, consents, and approvals, or to have satisfied or taken such action to satisfy the requirements, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations, or financial condition of the Company or its subsidiaries, taken as a whole). With respect to any necessary licenses, consents and approvals, and any necessary eligibility and other similar requirements that the Company or the Bank does not have at this time, (A) all applications therefor are, to such counsel's knowledge, complete and accurate, and have been filed with the appropriate regulatory authorities, and (B) counsel knows of no reason why the same will not be received or satisfied prior to the time the same are required to conduct business as described in the Prospectus.

                           (xii) To such counsel's knowledge after diligent
                  inquiry, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or the Bank is a party, or to which property of the Company or the Bank is subject, before or brought by any court or governmental agency or body.

                           (xiii) To the knowledge of such counsel, neither the
                  Company nor the Bank is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Bank, or any decree of any court or governmental agency or body having jurisdiction over the Company or the Bank, except where such violation does not and will not have a material adverse effect on the Company and the Bank as a whole.

                           (xiv) The Registration Statement and the Prospectus
                  and each amendment or supplement thereto (other than the financial statements and schedules and other financial information included therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. The descriptions in the Registration Statement and the Prospectus of statutes, rules and regulations are accurate and fairly present the information required to be shown. Such counsel does not know of any statutes, rules, regulations or legal or governmental proceedings required to be described in the Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (xv) The Registration Statement and all
                  post-effective amendments thereto have become effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 430A and Rule 424(b) has been made in the manner and within the time period required by such rules. To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                           (xvi) The Company is not, and will not be as a result
                  of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

                           Such counsel shall also state that no facts have come
                  to their attention which lead them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           In rendering any such opinion, such counsel may rely,
                  as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials.

                  (d) You shall have received from Mauldin & Jenkins, LLC, letters dated, respectively, the date of this Agreement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (e) You shall have received at each Time of Delivery a certificate or certificates of the President and Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                           (i) the representations and warranties of the Company
                  in Section 1 of this Agreement are true and correct, as if made at and as of the First Time of Delivery or the Subsequent Time of Delivery, as the case may be, and the Company has complied with all the agreements and covenants and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery and as to such other matters as you may reasonably request;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, contemplated under the Securities Act;

                           (iii) all filings required by Rule 424 and Rule 430A
                  of the Rules and Regulations have been made;

                           (iv) they have carefully examined the Registration
                  Statement and the Prospectus, and any amendments or supplements thereto, and in his or her opinion, such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

                           (v) since the effective date of the Registration
                  Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth.

                  (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor the Bank shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and the Bank, otherwise than as disclosed in or contemplated by the Prospectus (including any amendment), the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                  (g) Subsequent to the date hereof, there shall not have occurred any of the following:

                           (i) any suspension or limitation in trading in
                  securities generally on the New York Stock Exchange or the over-the-counter market (other than normal market breaks or cooling periods), or any setting of minimum prices for trading on such exchange, or if trading in any securities of the Company has been suspended by the Commission, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by the Nasdaq OTC Bulletin Board or the NASD or by order of the Commission or any other governmental authority;

                           (ii) a moratorium on commercial banking activities in
                  New York declared by either federal or state authorities;

                           (iii) any major outbreak or major escalation of
                  hostilities involving the United States, declaration by the United States of a national emergency (other than with respect to natural disasters) or war or any other national or international calamity or emergency or any material adverse change in general economic, political or financial conditions if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement.

                  (h) The Shares shall be approved for quotation on the Nasdaq OTC Bulletin Board (or a stock exchange acceptable to the Representative) when issued.

                  (i) The Company shall have furnished the Representative with evidence of its receipt of each of the Regulatory Approvals.

                  (j) The Representative shall have received the Lockup Agreements as described in Section 1(v).

         8. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement
                  made by the Company in Section 1 of this Agreement;

                           (ii) any untrue statement or alleged untrue statement
                  of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or
                  (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                           (iii) the omission or alleged omission to state in
                  the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of the Underwriters for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any of the Underwriters expressly for inclusion in the Prospectus beneath the headings "Underwriting" and "Shares Eligible For Future Sale." The Company will not, without the prior written consent of each of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder

                  (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding or related cause of action or portion thereof.

                  (b) Each of the Underwriters agrees to indemnify and hold harmless the Company and its officers, directors, agents, representatives and affiliates against any losses, claims, damages or liabilities to which the Company or its officers, directors, agents, representatives and affiliates may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any of the Underwriters through the Representative expressly for inclusion in the Prospectus beneath the headings "Underwriting" and "Shares Eligible For Future Sale." In addition, the Underwriters will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (c) Promptly after receipt by an indemnified party under subsection (a) and (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action included the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election to so assume the defense of an action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense of the action, unless:

                           (i) the indemnified party shall have employed
                  separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representative in the case of indemnity arising under paragraph (a) of this Section 8) or

                           (ii) the indemnifying party has authorized the
                  employment of counsel for the indemnified party at the expense of the indemnifying party.

         Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the

         Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the Underwriters within the meaning of the Securities Act. The obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

         9. DEFAULT OF UNDERWRITERS.

                  (a) If any of the Underwriters defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party, or other parties to purchase such shares on the terms contained herein. If within 36 hours after such default by any of the Underwriters you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever change is made necessary thereby in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section as if such person had originally been a party to this Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. TERMINATION.

                  (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representative by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that:

                           (i) any condition to the obligations of the
                  Underwriters set forth in Section 7 hereof has not been satisfied; or

                           (ii) the Company shall have failed, refused or been
                  unable to deliver the Shares or to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters.

         If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate number of such Shares which remain unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) thereupon will terminate, without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person referred to in Section 8(e) or made by or on behalf of the Company, or any officer or director or controlling person of the Company referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or faxed and confirmed in writing to:

                           Wachovia Securities, Inc.
                           IJL Financial Center
                           201 North Tryon Street
                           Charlotte, North Carolina 28202
                           Attention:  Investment Banking Department
                           Fax:  (704) 379-9025

                  with a copy to:

                           Ronald W. Goff
                           Wachovia Securities, Inc.
                           Resurgens Plaza
                           945 E. Paces Ferry Road
                           Atlanta, Georgia 30326
                           Fax:  (404) 240-5121

                  and
                           Kathryn L. Knudson, Esq.
                           Powell, Goldstein, Frazer & Murphy LLP
                           191 Peachtree Street, N.E.
                           Sixteenth Floor
                           Atlanta, Georgia 30303
                           Fax:  (404) 572-6999
and if sent to the Company, shall be mailed, delivered or faxed and confirmed in writing to:

                           SouthernBank Holdings, Inc.
                           2090 Buford Highway
                           Suite 2A
                           Buford, Georgia 30518
                           Attention:  President and Chief Executive Officer
                           Fax:  (678) 482-4425

                  with a copy to:

                           Thomas O. Powell, Esq.
                           Troutman Sanders LLP
                           600 Peachtree Street, N.E.
                           Suite 5200
                           Atlanta, Georgia 30308-2216
                           Fax:  (404) 962-6658

         13. RIGHT OF FIRST REFUSAL. The Company grants to the Representative an unconditional right of first refusal to serve as exclusive or lead advisor to the Company on all corporate finance transactions undertaken or considered by the Company on a normal and customary fee basis for three years from the effective date of the Prospectus. The Representative shall not be entitled to more than one payment or fee in exchange for the waiver or termination of this right of first refusal, and any payment or fee to waive or terminate the right of first refusal shall be paid in cash and will not exceed the greater of (a) one percent (1%) of the aggregate purchase price of the Shares purchased pursuant to this Agreement, and (b) five percent (5%) of the underwriting discount or commission paid in connection with the future financing (including any over-allotment option that may be exercised).

         14. REPRESENTATIVE. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

         15. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, each of the Underwriters and the Company and to the extent provided in Sections 8 and 10 hereof, the organizers, officers, directors and controlling persons, as applicable, referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriters shall be deemed a successor or assign merely by reason of such purchase.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

         17. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.



                        (Signatures Appear on Next Page)

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Wachovia Securities, Inc., this letter will constitute a binding agreement among the Underwriters and the Company.

                                    Very truly yours,

                                    SOUTHERNBANK HOLDINGS, INC.


                                    By:
                                       --------------------------
                                       Name:  D. Arnold Tillman, Jr.
                                       Title: Chief Executive Officer



WACHOVIA SECURITIES, INC.


By:
   ----------------------
Name:
      -------------------
Title:
       ------------------

                                   SCHEDULE I

                           SOUTHERNBANK HOLDINGS, INC.
                                1,250,000 SHARES
                                  COMMON STOCK


                                                       NUMBER OF
                                                    OPTIONAL SHARES
                               TOTAL NUMBER OF      TO BE PURCHASED
                               FIRM SHARES TO         IF MAXIMUM
UNDERWRITER                     BE PURCHASED        OPTION EXERCISED
-----------                     ------------        ----------------

Wachovia Securities, Inc.










                               Total